EXHIBIT 23.2
                      CONSENT OF FELDMAN RADIN & CO., P.C.

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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 12, 1996, with respect to the financial statements of The Triangle Imaging Group, Inc. included in its Annual Report on Form 10-KSB for the year ended December 31, 1995.




                                               /s/  FELDMAN RADIN AND CO., P.C.
                                               FELDMAN RADIN AND CO., P.C.
                                               Certified Public Accountants




New York, New York
December 12, 1996